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                                                                   Exhibit 10.17

                FIRST AMENDMENT OF REGISTRATION RIGHTS AGREEMENT

          First Amendment of Registration Rights Agreement, dated as of February 23, 1996, by and between Nobel Education Dynamics, Inc. (the "Company") and Allied Capital Corporation, Allied Capital Corporation II, Allied Investment Corporation and Allied Investment Corporation II.

                                   BACKGROUND
                                   ----------

          The parties hereto are parties to a Registration Rights Agreement dated as of August 30, 1995 (the "Registration Rights Agreement"). The Company desires to sell up to 1,000,000 shares (the "Gilder Shares") of Common Stock to persons having brokerage accounts with Gilder, Gagnon, Howe & Co., as described in the Company's confidential Summary Private Placement Offering Memorandum dated February 15, 1996. The form of subscription agreement to be entered into in connection with such transaction provides that the Company will grant to the purchasers certain rights with respect to the registration of the Gilder Shares under applicable securities laws. By this First Amendment of Registration Rights Agreement, the parties desire to effect certain amendments to the Registration Rights Agreement to eliminate certain conflicts among holders of registration rights which would otherwise arise.

                                     TERMS
                                     -----

          NOW, THEREFORE, in consideration of the mutual promises made herein, and intending to be legally bound, the parties hereto agree as follows:

          1. Section 4(c) of the Registration Rights Agreement is amended by:

             (a) inserting at the end of the first sentence thereof the words:

                 except for the shares of Common Stock to be issued to persons purchasing such shares in connection with the Company's private placement of 1,000,000 shares of Common Stock as described in the Company's Private Placement Offering Memorandum dated February 15, 1996, all of which persons have brokerage accounts with Gilder, Gagnon, Howe & Co. at the closing of such transaction (collectively, the "Gilder Shares")

             (b) inserting in the second sentence thereof, immediately following the words "Section 4", the words "the Gilder Shares"; and

             (c) inserting in the third sentence thereof, immediately following the words "registration statements registering", the words "the Gilder Shares and/or".
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          2. Section 5 of the Registration Rights Agreement is amended by inserting at the end of the parenthetical in the third sentence thereof the words "and the shares of Common Stock held by the persons referred to in clauses
(ii) and (iii) of the proviso to this sentence."

          3. Section 6 of the Registration Rights Agreement is amended by:

             (a) inserting at the end of the third sentence thereof (which starts with the words, "The Company may not include"), the words ", except the Gilder Shares";

             (b) inserting in the fourth sentence thereof, immediately following the words "this Section 6", the words "the Gilder Shares,"; and

             (c) inserting in the fifth sentence thereof, immediately following the words "registration statements registering" the words, "the Gilder Shares,".

          4. In all other respects, the Registration Rights Agreement shall continue in full force and effect.

          5. This First Amendment of Registration Rights Agreement shall be effective as of the date first above written, upon the later to occur of (i) execution by all the parties set forth below and (ii) execution of an amendment to similar effect by the Company and Edison Venture Fund II, L.P. of the registration rights agreement between the Company and Edison.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Registration Rights Agreement as of the date first above written.

ALLIED CAPITAL CORPORATION                  ALLIED INVESTMENT CORPORATION


By:_________________________________        By:_________________________________

ALLIED CAPITAL CORPORATION II               ALLIED INVESTMENT CORPORATION II


By:_________________________________        By:_________________________________

                                            NOBEL EDUCATION DYNAMICS, INC.


                                            By:_________________________________
                                                John R. Frock,
                                                Executive Vice President

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